Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Oded Gilboa, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of BreedIT Corp. on Form 10-Q for the period ended September 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of BreedIT Corp. as of and for the period ended June 30, 2014 presented in such quarterly report on Form 10-Q. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such annual report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

By: /s/Oded Gilboa

Name: Oded Gilboa

Title: CFO

Date: November 12, 2014